Exhibit 99.1

Lantronix Reports Results for Fourth Quarter of Fiscal 2023

•	Fourth Quarter Net Revenue of $34.9 Million, up 6 Percent Sequentially and down 3 Percent Year-over-Year

•	Fourth Quarter GAAP EPS of ($0.05) vs. $0.07 in the Prior Year

•	Fourth Quarter Non-GAAP EPS of $0.06 vs. $0.08 in the Prior Year

IRVINE, Calif., Sept. 7, 2023 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Industrial Internet of Things (IoT) and the Intelligent IT market, today reported results for its fourth quarter of fiscal 2023.

Net revenue totaled $34.9 million, up 6 percent sequentially and down 3 percent year-over-year.

GAAP EPS of ($0.05), compared to $0.07 in the prior year and ($0.08) in the prior quarter.

Non-GAAP EPS of $0.06, compared to $0.08 in the prior year and $0.06 in the prior quarter.

Business Outlook

For fiscal year 2024, the company continues to expect revenue in a range of $175 million to $185 million and non-GAAP EPS in a range of $0.50 to $0.60 per share.

Conference Call and Webcast

Management will host an investor conference call and audio webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Thursday, September 7, 2023, to discuss its results for the fourth quarter of fiscal 2023 that ended June 30, 2023. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2023 call. The webcast will be available simultaneously via the investor relations section of the Company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on September 7, 2023, at the Lantronix website. A telephonic replay will also be available through September 14, 2023, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 9071929.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

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Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2024. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia, recent tensions between China and Taiwan or other causes; our ability to successfully convert our backlog and current demand;  the impact of the COVID-19 pandemic or other pandemic or similar outbreak, including the emergence of new more contagious and/or vaccine-resistant strains, on our business, employees, supply and distribution chains and the global economy; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 29, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 10, 2023, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2023 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2023	2022

Assets
Current Assets:
Cash and cash equivalents	$13,452	$17,221
Accounts receivable, net	27,682	26,262
Inventories, net	49,736	37,679
Contract manufacturers' receivable	3,019	3,454
Prepaid expenses and other current assets	2,662	5,417
Total current assets	96,551	90,033

Property and equipment, net	4,629	3,652
Goodwill	27,824	20,768
Purchased intangible assets, net	10,565	14,559
Lease right-of-use assets	11,583	8,037
Other assets	472	325
Total assets	$151,624	$137,374

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$12,401	$20,644
Accrued payroll and related expenses	2,431	4,729
Current portion of long-term debt, net	2,743	1,671
Other current liabilities	28,813	8,477
Total current liabilities	46,388	35,521
Long-term debt, net	16,221	14,274
Other non-current liabilities	11,459	7,683
Total liabilities	74,068	57,478

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 36,875,586 and 35,129,301 shares issued and outstanding at June 30, 2023 and 2022, respectively	4	4
Additional paid-in capital	295,686	289,046
Accumulated deficit	(218,505)	(209,525)
Accumulated other comprehensive income	371	371
Total stockholders' equity	77,556	79,896
Total liabilities and stockholders' equity	$151,624	$137,374

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

Net revenue	$34,924	$32,964	$35,945	$131,189	$129,655
Cost of revenue	21,126	18,328	20,878	74,925	74,069
Gross profit	13,798	14,636	15,067	56,264	55,586
Operating expenses:
Selling, general and administrative	8,032	9,946	9,362	36,948	34,529
Research and development	4,948	5,067	4,853	19,625	17,687
Restructuring, severance and related charges	29	490	35	693	795
Acquisition-related costs	–	–	126	315	889
Fair value remeasurement of earnout consideration	86	140	(1,355)	(447)	1,107
Amortization of purchased intangible assets	1,464	1,424	1,478	5,804	5,590
Total operating expenses	14,559	17,067	14,499	62,938	60,597
Income (loss) from operations	(761)	(2,431)	568	(6,674)	(5,011)
Interest expense, net	(404)	(465)	(195)	(1,485)	(1,472)
Loss on extinguishment of debt	–	–	–	–	(764)
Other income (expense), net	(52)	(29)	78	(73)	53
Income (loss) before income taxes	(1,217)	(2,925)	451	(8,232)	(7,194)
Provision (benefit) for income taxes	436	140	(2,055)	748	(1,832)
Net income (loss)	$(1,653)	$(3,065)	$2,506	$(8,980)	$(5,362)

Net income (loss) per share - basic	$(0.05)	$(0.08)	$0.07	$(0.25)	$(0.16)
Net income (loss) per share - diluted	$(0.05)	$(0.08)	$0.07	$(0.25)	$(0.16)

Weighted-average common shares - basic	36,719	36,548	34,933	36,257	32,671
Weighted-average common shares - diluted	36,719	36,548	36,150	36,257	32,671

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

GAAP net income (loss)	$(1,653)	$(3,065)	$2,506	$(8,980)	$(5,362)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	(1)	47	89	158	369
Employer portion of withholding taxes on stock grants	–	1	–	13	9
Amortization of manufacturing profit in acquired inventory	44	77	–	225	380
Depreciation and amortization	102	116	146	466	571
Total adjustment to costs of revenue	145	241	235	862	1,329
Selling, general and administrative:
Share-based compensation	414	1,293	1,294	4,546	4,862
Employer portion of withholding taxes on stock grants	14	25	15	181	144
Depreciation and amortization	327	280	104	1,022	324
Total adjustments to selling, general and administrative	755	1,598	1,413	5,749	5,330
Research and development:
Share-based compensation	414	388	270	1,504	1,015
Employer portion of withholding taxes on stock grants	5	5	6	34	34
Depreciation and amortization	84	37	76	248	300
Total adjustments to research and development	503	430	352	1,786	1,349
Restructuring, severance and related charges	29	490	35	693	795
Acquisition related costs	–	–	126	315	889
Fair value remeasurement of earnout consideration	86	140	(1,355)	(447)	1,107
Loss on extinguishment of debt	–	–	–	–	764
Amortization of purchased intangible assets	1,464	1,424	1,478	5,804	5,590
Litigation settlement cost	–	250	–	330	–
Total non-GAAP adjustments to operating expenses	2,837	4,332	2,049	14,230	15,824
Interest expense, net	404	465	195	1,485	1,472
Other expense (income), net	52	29	(78)	73	(53)
Provision (benefit) for income taxes	436	140	(2,055)	748	(1,832)
Total Non-GAAP adjustments	3,874	5,207	346	17,398	16,740
Non-GAAP net income	$2,221	$2,142	$2,852	$8,418	$11,378

Non-GAAP net income per share (diluted)	$0.06	$0.06	$0.08	$0.23	$0.33

Denominator for GAAP net income (loss) per share (diluted)	36,719	36,548	36,150	36,257	32,671
Non-GAAP adjustment	548	839	853	932	1,891
Denominator for non-GAAP net income per share (diluted)	37,267	37,387	37,003	37,189	34,562

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Embedded IoT Solutions	$18,818	$16,055	$18,443	$63,636	$61,773
IoT System Solutions	13,928	14,034	14,633	57,496	59,019
Software & Services	2,178	2,875	2,869	10,057	8,863
	$34,924	$32,964	$35,945	$131,189	$129,655

	Three Months Ended			Years Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Americas	$18,844	$19,095	$19,051	$78,557	$77,799
EMEA	6,800	6,380	7,061	23,286	22,542
APJ	9,280	7,489	9,833	29,346	29,314
	$34,924	$32,964	$35,945	$131,189	$129,655

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